MERRILL LYNCH
CALIFORNIA
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
          Performance

Annual Report
August 31, 1997

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch California
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #10329 -- 8/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch California Municipal Bond Fund        August 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended August 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields lower. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to 5.49%, their lowest level since early 1994.

However, during August the fixed-income markets retraced a part of their earlier gains. Investors and traders developed new fears that domestic economic growth would reaccelerate during the remainder of the calendar year and cause the Federal Reserve Board to raise interest rates prior to 1998. During August, long-term US Treasury bond yields increased by approximately 30 basis points to end the period at 6.61%. Long-term, tax-exempt revenue bond yields rose by approximately 20 basis points to end the August 31, 1997 period at 5.60%. Over the last six months, the overall positive combination of moderate economic growth and minimal inflation fostered a decline in long-term US Treasury bond yields of approximately 20 basis points, while long-term municipal bond yields fell approximately 25 basis points.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended August 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 12% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended August 31, 1997, new long-term, tax-exempt bond issuance totaled approximately $55 billion, an increase of over 25% versus the August 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the lower interest rate levels. Should interest rates stabilize, we expect investor demand to increase once again. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued attraction of the US equity market, much of these assets should be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking ahead, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance is largely borrowed from financings that originally were scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will preclude further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and meaningful deterioration, we are likely to view any increase in municipal bond yields as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
As 1997 began, Treasury bond yields rose in excess of 7% as an improving economy caused inflationary concerns to mount. We identified this level as the lower price end of the trading range, and began buying long-term municipal bonds.

One interesting note during the fiscal year was that municipal bonds outperformed Treasury issues. This was most likely caused by a decreased amount of issuance in a year where many municipal bonds were redeemed, or called from the marketplace.

A rally into the six months ended August 31, 1997 brought municipal interest rates back down to levels where they historically lose retail support. In our experience, professional traders and arbitrageurs normally account for most trading activity at these prices. When this occurred, we reduced the Fund's exposure to the long-term end of the market, protecting net asset valuation. We presently expect to maintain this position until the Federal Reserve Board completes its tightening phase and a more sustained drop in yields can be forecast. During the fiscal year, our strategy benefited the Fund's total returns, enabling Class A Shares to closely match the California municipal bond fund industry average of 8.90%. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 6 of this report to shareholders.)

Portfolio Strategy
During the past several months, the municipal market was characterized by enormous volatility within an abnormally tight trading range. Lack of significant primary supply, combined with an equally disinterested demand side at low interest rates created a stagnant marketplace where a low volume of activity fostered inefficient price movements. During the six months ended August 31, 1997, our portfolio strategy was aimed at identifying and capturing the relevant municipal bond trading range that corresponds to Treasury bond yields ranging from 7% to 6.50%. When Treasury yields are at these levels, municipal bonds tend to have a corresponding range of 5.50% -- 5.90%. We presently aim to buy municipal bonds when yields approach the 5.90% level and sell when they reach the latter level. During the August period, this formula worked well on several occasions. We remain focused on achieving as high a level of income as possible. To this end, we seek to invest in higher-yielding California bonds that comply with the Fund's credit constraints. We are currently neutral on the prospects for the fixed-income market, with a bias toward becoming more aggressively postured as interest rates move higher in anticipation of another possible Federal Funds rate increase this fall. Should this event provide us with a buying opportunity, we would expect to reenter the California bond market by extending the Fund's duration, since the municipal bond market's prospects appear very favorable for 1998.

In Conclusion
We appreciate your investment in Merrill Lynch California Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

October 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results

                                                                            12 Month   3 Month
                                              8/31/97   5/31/97   8/31/96   % Change   % Change
Class A Shares*                               $11.81    $11.61    $11.49    +2.79%     +1.72%
Class B Shares*                                11.82     11.62     11.49    +2.87      +1.72
Class C Shares*                                11.82     11.62     11.49    +2.87      +1.72
Class D Shares*                                11.82     11.62     11.49    +2.87      +1.72
Class A Shares -- Total Return*                                             +8.55(1)   +3.11(2)
Class B Shares -- Total Return*                                             +8.09(3)   +2.98(4)
Class C Shares -- Total Return*                                             +7.98(5)   +2.95(6)
Class D Shares -- Total Return*                                             +8.53(7)   +3.08(8)
Class A Shares -- Standardized 30-day Yield     4.26%
Class B Shares -- Standardized 30-day Yield     3.93%
Class C Shares -- Standardized 30-day Yield     3.82%
Class D Shares -- Standardized 30-day Yield     4.16%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.638 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.158 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.579 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.567 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.626 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.155 per share ordinary income dividends.


[GRAPHIC OMITTED: line chart Total Return Based on a $10,000 Investment] Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A, Class B, Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/25/88**         8/97

ML California Municipal Bond
Fund+ -- Class A Shares*                   $9,600          $18,426

Lehman Brothers Municipal Bond Index++    $10,000          $19,921


                                           8/87             8/97

ML California Municipal Bond
Fund+ -- Class B Shares*                  $10,000          $19,924

Lehman Brothers Municipal Bond Index++    $10,000          $22,059


                                        10/21/94**          8/97

ML California Municipal Bond
Fund+ -- Class C Shares*                  $10,000          $12,453

ML California Municipal Bond
Fund+ -- Class D Shares*                   $9,600          $12,130

Lehman Brothers Municipal Bond Index++    $10,000          $12,932

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
 + ML California Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.


Average Annual Total Return

                         % Return Without     % Return With
                           Sales Charge      Sales Charge**
Class A Shares*
Year Ended 6/30/97            +8.15%              +3.82%
Five Years Ended 6/30/97      +6.71               +5.84
Inception (10/25/88)
through 6/30/97               +7.57               +7.07

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                           % Return             % Return
                         Without CDSC          With CDSC**
Class B Shares*
Year Ended 6/30/97            +7.60%              +3.60%
Five Years Ended 6/30/97      +6.18               +6.18
Ten Years Ended 6/30/97       +7.06               +7.06

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return           % Return
                            Without CDSC        With CDSC**
Class C Shares*
Year Ended 6/30/97             +7.49%             +6.49%
Inception (10/21/94)
through 6/30/97                +7.79              +7.79

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                          % Return Without     % Return With
                            Sales Charge      Sales Charge**
Class D Shares*
Year Ended 6/30/97            +8.04%              +3.72%
Inception (10/21/94)
through 6/30/97               +8.34               +6.71

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


Performance Summary -- Class A Shares

                          Net Asset Value           Capital Gains
Period Covered        Beginning        Ending        Distributed        Dividends Paid*        % Change**
10/25/88 -- 12/31/88   $11.02          $10.99            --                 $0.148              + 1.08%
1989                    10.99           11.31            --                  0.761              +10.14
1990                    11.31           11.22            --                  0.755              + 6.14
1991                    11.22           11.61          $0.031                0.751              +10.79
1992                    11.61           11.64           0.125                0.807              + 8.58
1993                    11.64           12.13           0.158                0.808              +12.78
1994                    12.13           10.62            --                  0.662              - 7.08
1995                    10.62           11.83            --                  0.636              +17.77
1996                    11.83           11.69            --                  0.637              + 4.39
1/1/97-- 8/31/97        11.69           11.81            --                  0.416              + 4.79
                                                 Total $0.314         Total $6.381
                                                       Cumulative total return as of 8/31/97:  + 91.93%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Performance Summary -- Class B Shares

                           Net Asset Value          Capital Gains
Period Covered        Beginning        Ending        Distributed        Dividends Paid*        % Change***
9/30/85 -- 12/31/85    $10.00          $10.60             --                $0.175             + 8.00%
1986                    10.60           11.63           $0.046               0.763             +17.80
1987                    11.63           10.73             --                 0.745             - 1.45
1988                    10.73           10.99             --                 0.707             + 9.28
1989                    10.99           11.32             --                 0.705             + 9.69
1990                    11.32           11.22             --                 0.698             + 5.51
1991                    11.22           11.62            0.031               0.694             +10.33
1992                    11.62           11.64            0.125               0.748             + 7.94
1993                    11.64           12.13            0.158               0.747             +12.22
1994                    12.13           10.63             --                 0.606             - 7.50
1995                    10.63           11.83             --                 0.578             +17.07
1996                    11.83           11.69             --                 0.578             + 3.87
1/1/97-- 8/31/97        11.69           11.82             --                 0.377             + 4.53
                                                  Total $0.360        Total $8.121
                                                      Cumulative total return as of 8/31/97:  +149.18%***




Performance Summary -- Class C Shares

                           Net Asset Value          Capital Gains
Period Covered           Beginning     Ending        Distributed        Dividends Paid*       % Change***
10/21/94 -- 12/31/94   $10.94          $10.63            --                $0.116              - 1.76%
1995                    10.63           11.83            --                 0.566              +16.95
1996                    11.83           11.69            --                 0.566              + 3.76
1/1/97 -- 8/31/97       11.69           11.82            --                 0.370              + 4.46
                                                                     Total $1.618
                                                       Cumulative total return as of 8/31/97:  +24.53%***




Performance Summary -- Class D Shares
                            Net Asset Value         Capital Gains
Period Covered           Beginning     Ending        Distributed        Dividends Paid*       % Change**
10/21/94 -- 12/31/94   $10.94          $10.63            --                $0.127              - 1.65%
1995                    10.63           11.83            --                 0.623              +17.53
1996                    11.83           11.69            --                 0.625              + 4.29
1/1/97 -- 8/31/97       11.69           11.82            --                 0.408              + 4.81
                                                                     Total $1.783
                                                       Cumulative total return as of 8/31/97:  +26.35%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Merrill Lynch California Municipal Bond Fund                                                                     August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                           (in Thousands)

S&P      Moody's      Face                                                                                              Value
Ratings  Ratings     Amount                                          Issue                                             (Note 1a)

California -- 100.6%
NR*       NR*        $3,750     Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                                Refunding Bonds (Community Facility #1), Series A, 7% due 8/01/2019                       $4,034
AAA       Aaa         3,000     Anaheim, California, Public Financing Authority, Tax Allocation Revenue Bonds,
                                RITES, 9.12% due 12/28/2018 (c)(j)                                                         3,536
                                Antioch, California, Improvement Bonds (1915 Assessment District No. 27 -- Lone Tree):
NR*       NR*           655     Series D, 6.40% due 9/02/2003                                                                681
NR*       NR*         4,955     Series D, 7.30% due 9/02/2013                                                              5,142
NR*       NR*         3,995     Series E, 7.125% due 9/02/2016                                                             4,139
AAA       Aaa         3,140     Brea, California, Public Financing Authority, Tax Allocation Revenue Bonds
                                (Redevelopment Project AB), Series A, 6.75% due 8/01/2022 (c)                              3,438
AAA       Aaa         2,025     Brentwood, California, GO, Unified School District, 6.85% due 2/01/1999 (a)(d)             2,149
                                California HFA, Home Mortgage Revenue Bonds:
AA-       Aa          3,620     AMT, Series A, 7.70% due 8/01/2030                                                         3,802
AA-       Aa            445     AMT, Series B, 8% due 8/01/2029                                                              465
AA-       Aa         10,115     AMT, Series F-1, 7% due 8/01/2026                                                         10,819
AA-       Aa            655     AMT, Series G, 8.15% due 8/01/2019                                                           677
AA-       Aa          2,035     Series A, 8.125% due 8/01/2019                                                             2,113
AA-       Aa          1,720     Series D, 7.25% due 8/01/2017                                                              1,814
                                California HFA, Revenue Bonds, AMT:
AA-       Aa          4,050     RIB, 8.945% due 8/01/2023 (j)                                                              4,430
AAA       Aaa           980     Series A, 7.20% due 2/01/2026 (c)                                                          1,037
                                California Health Facilities Financing Authority Revenue Bonds, Series A:
AAA       Aaa         4,350     (Kaiser Permanente), 7% due 10/01/2018 (c)(k)                                              4,652
BB        Aaa         5,150     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (a)                          5,681
AAA       Aaa         4,000     Refunding (Sutter Health), 5.25% due 8/15/2027 (f)                                         3,843
NR*       A           5,780     (Scripps Research Institute), 6.625% due 7/01/2014                                         6,323
NR*       NR*         5,000     California Pollution Control Financing Authority, PCR, Refunding (Laidlaw
                                Environmental), AMT, Series A, 6.70% due 7/01/2007                                         5,092
                                California Pollution Control Financing Authority, Resource Recovery Revenue
                                Bonds, VRDN, AMT (b):
A1        VMIG1+      3,000     (Atlantic Richfield Company Project), Series A, 3.55% due 12/01/2024                       3,000
NR*       Aa1         1,500     (Delano Project), 3.55% due 8/01/2019                                                      1,500
NR*       P1          1,400     Refunding (Ultra Power Rocklin Project), Series A, 3.55% due 6/01/2017                     1,400
NR*       P1          1,000     Refunding (Ultra Power Rocklin Project), Series B, 3.55% due 6/01/2017                     1,000
A1+       VMIG1+      2,200     California Pollution Control Financing Authority, Solid Waste Disposal Revenue
                                Bonds (Shell Oil Co. -- Martinez Project), VRDN, AMT, Series A, 3.45% due 10/01/2024 (b)   2,200
AA        Aa2        10,000     California State Department of Water Resources, Water System Revenue Bonds
                                (Central Valley Project), Series O, 5% due 12/01/2022                                      9,425
A+        A1          5,000     California State, GO, Refunding, 6.75% due 6/01/2006                                       5,767
                                California State Public Works Board, Lease Revenue Bonds:
A         Aaa        10,675     (Department of Corrections -- Monterey County Soledad II), Series A,
                                7% due 11/01/2004 (a)                                                                     12,515
A         A           3,555     High Technology Facilities (San Jose Facilities), Series A, 7.75% due 8/01/2006            4,078
A         Aaa         7,000     (Various Community College Projects), Series B, 7% due 3/01/2004 (a)                       8,160
                                California State, Veterans' Bonds, AMT, UT:
A+        A1         16,300     Series AW, 7.70% due 4/01/2009                                                            16,946
AAA       Aaa         7,500     Series BD, BE and BF, 6.375% due 2/01/2027 (d)                                             7,711
AA        Aa          4,750     California Statewide Communities Development Authority Revenue Bonds
                                (Saint Joseph Health System Group), COP, 6.625% due 7/01/2021                              5,231
NR*       Aa2         5,500     California Statewide Communities Development Authority, Solid Waste Facilities
                                Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.50% due 12/15/2024 (b)           5,500
                                Central Coast, California, Water Authority Revenue Bonds (State Water Project
                                Regional Facilities) (d):
AAA       Aaa         5,000     6.60% due 10/01/2002 (a)                                                                   5,616
AAA       Aaa         3,000     Refunding, Series A, 5% due 10/01/2022                                                     2,824
AAA       Aaa         6,420     Series A, 5% due 10/01/2016                                                                6,146
BBB       NR*         1,000     Contra Costa County, California, Public Financing Authority, Tax Allocation
                                Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                                     1,088
                                Corona, California, COP (Corona Community):
AAA       Aaa         1,915     8% due 3/01/2009 (a)                                                                       2,430
AAA       Aaa         2,065     8% due 3/01/2010 (a)                                                                       2,636
AAA       Aaa         2,230     8% due 3/01/2011 (a)                                                                       2,863
AAA       Aaa         2,410     8% due 3/01/2012 (a)                                                                       3,106
AAA       Aaa         2,605     8% due 3/01/2013 (a)                                                                       3,368
AAA       Aaa         2,810     8% due 3/01/2014 (a)                                                                       3,649
AAA       Aaa         3,035     8% due 3/01/2015 (i)                                                                       3,958
AAA       Aaa         5,000     East Bay, California, Municipal Utility District, Water System Subordinated,
                                Revenue Refunding Bonds, 5% due 6/01/2026 (e)                                              4,675
AAA       Aaa         5,000     El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                                Redevelopment Project), 6.60% due 10/01/2022 (d)                                           5,461
AAA       Aaa         5,000     El Dorado County, California, Public Agency Financing Authority, Revenue
                                Refunding Bonds, 5.50% due 2/15/2021 (e)                                                   4,980
AAA       Aaa         2,230     Irvine, California, Unified School District, Special Tax Community Facilities Bonds
                                (District No. 86-1), Series A, 8.10% due 11/15/1998 (a)(c)                                 2,383
                                Long Beach, California, Improvement Bonds (1915 Assessment District 90-2):
NR*       NR*           465     7% due 9/02/2001                                                                             485
NR*       NR*           495     7.05% due 9/02/2002                                                                          516
NR*       NR*           530     7.10% due 9/02/2003                                                                          553
NR*       NR*           570     7.15% due 9/02/2004                                                                          590
NR*       NR*           610     7.20% due 9/02/2005                                                                          632
NR*       NR*           655     7.25% due 9/02/2006                                                                          678
NR*       NR*         4,065     7.50% due 9/02/2011                                                                        4,234
NR*       NR*         5,695     Long Beach, California, M/F Housing Redevelopment Agency Revenue Bonds
                                (Pacific Court Apartments), Issue B, AMT, 6.95% due 9/01/2023 (l)                          3,702
NR*       NR*         4,545     Long Beach, California, Special Tax Community Facilities Bonds (District No. 3 -- Pine
                                Avenue), 6.375% due 9/01/2023                                                              4,653
AAA       Aaa         5,150     Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                                Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)                                    5,694
AAA       Aaa        17,050     Los Angeles, California, Convention and Exhibition Center Authority, COP,
                                9% due 12/01/2005 (a)                                                                     22,276
AAA       Aaa        10,000     Los Angeles, California, Convention and Exhibition Center Authority, Lease
                                Revenue Refunding Bonds, Series A, 5.125% due 8/15/2021 (c)                                9,478
A+        Aa3        20,000     Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                Refunding Bonds, 6.375% due 2/01/2020                                                     21,383
AAA       Aaa         5,000     Los Angeles, California, Department of Water and Power, Waterworks Revenue
                                Bonds, 6.30% due 7/01/2024 (c)                                                             5,398
                                Los Angeles, California, Harbor Department Revenue Bonds:
AAA       NR*        10,000     7.60% due 10/01/2018 (i)                                                                  12,472
AAA       Aaa         5,000     AMT, RITR, Series 7, 8.795% due 11/01/2026 (c)(j)                                          5,938
                                Los Angeles, California, Wastewater System Revenue Bonds, Series D (c):
AAA       Aaa         8,000     6.70% due 12/01/2000 (a)                                                                   8,773
AAA       Aaa         7,890     6.625% due 12/01/2012                                                                      8,543
                                Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                                Revenue Bonds:
AAA       Aaa        18,000     (Proposition C), Second Series A, 5% due 7/01/2025 (d)                                    16,772
AAA       Aaa        10,000     Refunding (Proposition A), Series A, 5% due 7/01/2021 (e)                                  9,352
AAA       Aaa         6,250     Marysville, California, Hospital Revenue Bonds (Fremont -- Rideout Health Group),
                                Series A, 6.30% due 1/01/2022 (d)                                                          6,680
                                Metropolitan Water District, Southern California, Waterworks Revenue Bonds:
AA        Aa         11,650     RIB, 7.682% due 8/05/2022 (j)                                                             12,451
AA        Aa          5,500     Series C, 5% due 7/01/2027                                                                 5,144
AAA       Aaa         5,635     Ontario, California, Redevelopment Financing Authority Revenue Bonds
                                (Cimarron Project No. 1 -- Center City), 6.375% due 8/01/2020 (c)                          6,090
A         NR*         2,500     Palmdale, California, Civic Authority, Revenue Refunding Bonds (Merged
                                Redevelopment Project), Series A, 6.60% due 9/01/2034                                      2,816
AAA       Aaa        11,620     Pittsburg, California, Redevelopment Agency, Residential Mortgage Revenue
                                Bonds, 9.60% due 6/01/2016 (i)                                                            16,634
NR*       NR*         8,315     Pleasanton, California, Joint Powers Financing Authority, Revenue Reassessment
                                Bonds, Sub-Series B, 6.75% due 9/02/2017                                                   8,839
AAA       Aaa         3,450     Rancho, California, Water District Financing Authority Revenue Bonds, RITES,
                                8.974% due 9/11/2001 (a)(d)(j)                                                             4,088
                                Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA       Aaa         1,500     Refunding, Series A, 6.50% due 7/15/2011 (d)                                               1,628
A-        NR*         2,500     Series B, 7.25% due 7/15/2001 (a)                                                          2,816
BBB       NR*         2,430     Riverside County, California, Redevelopment Agency Bonds (Tax Allocation
                                Redevelopment Project No. 4), Series A, 7.50% due 10/01/2026                               2,645
AAA       Aaa         3,000     Rohnert Park, California, Community Development Agency, Tax Allocation
                                Refunding Bonds (Rohnert Park Redevelopment Project), 6.50% due 8/01/2020 (d)              3,220
                                Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA       Aaa         7,000     INFLOS, 8.868% due 8/15/2018 (e)(j)                                                        8,076
AAA       Aaa         5,000     Series B, 6.375% due 8/15/2002 (a)(c)                                                      5,554
AA        Aa          2,500     San Bernardino, California, Health Care System Revenue Bonds (Sisters of Charity),
                                Series A, 7% due 7/01/2001 (a)                                                             2,789
AAA       Aaa         2,245     San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,
                                5% due 5/15/2020 (e)                                                                       2,106
                                San Francisco, California, City and County Airport Commission, International
                                Airport Revenue Bonds, Second Series:
AAA       Aaa         3,240     AMT, Issue 6, 6.50% due 5/01/2018 (d)                                                      3,513
AAA       Aaa         8,000     AMT, Issue 6, 6.60% due 5/01/2020 (d)                                                      8,719
AAA       Aaa         2,000     AMT, Issue 10A, 5.70% due 5/01/2026 (c)                                                    2,016
A+        A1          6,000     AMT, Issue 12A, 5.80% due 5/01/2021                                                        6,066
AAA       Aaa         8,500     Refunding, Issue 1, 6.30% due 5/01/2011 (d)                                                9,186
                                San Francisco, California, City and County, Public Utilities Commission, Water
                                Revenue Refunding Bonds, Series A:
AA-       Aa          8,870     5% due 11/01/2021                                                                          8,394
AA-       Aa          6,990     5% due 11/01/2026                                                                          6,581
NR*       NR*         1,280     San Francisco, California, City and County Redevelopment Agency, Community
                                Facilities District Special Tax No. 1 Bonds (South Beach), 8.20% due 8/01/2013             1,346
AAA       Aaa         5,000     San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                                Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (d)                        4,833
AAA       Aaa         4,150     Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)         4,502
AAA       Aaa        10,000     Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (d)                    11,285
AA        A1          1,000     Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds,
                                Series A, 6.75% due 6/01/2011                                                              1,090
AAA       Aaa         2,000     Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                                (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (c)                    2,178
AAA       Aaa        10,000     Santa Rosa, California, Wastewater Revenue Refunding Bonds (Subregional
                                Wastewater Project), 5% due 9/01/2022 (e)                                                  9,390
                                Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (h):
AAA       NR*         3,425     (Mortgage-Backed Security), Series A, 7.625% due 10/01/2023                                3,612
AAA       NR*         2,450     (Mortgage-Backed Security), Series A, 7.35% due 9/01/2024 (g)                              2,591
AAA       NR*         1,025     Series B, 7.75% due 3/01/2024 (g)                                                          1,085
BBB+      NR*        19,300     Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                                Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due 1/01/2010          20,698
AAA       Aaa         6,500     Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion),
                                COP, Series A, 6.80% due 9/01/2024 (e)                                                     7,268
AAA       Aaa         4,000     Tri-City, California, Hospital District Revenue Bonds (Tri-City Hospital),
                                7.50% due 2/01/2002 (a)(c)                                                                 4,584
                                University of California Revenue Bonds (Multiple Purpose Projects):
A-        NR*        14,700     Refunding, Series A, 6.875% due 9/01/2002 (a)                                             16,633
AAA       Aaa         8,000     Series D, 6.25% due 9/01/2012 (c)                                                          8,659
AAA       Aaa        11,845     Series D, 6.375% due 9/01/2024 (c)                                                        12,886
AAA       Aaa         2,940     University of California Revenue Bonds, RITR, Series 13, 9.17% due 9/01/2019 (c)(j)        3,429
A         A2          6,000     West Covina, California, COP (Queen of the Valley Hospital), 6.95% due 8/15/2023           6,720
AAA       Aaa         6,000     West Sacramento, California, Redevelopment Agency, Tax Allocation Bonds
                                (West Sacramento Redevelopment Project), 6.25% due 9/01/2010 (c)                           6,447

Puerto Rico -- 0.9%

A        Baa1         5,000     Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                      5,481

Total Investments (Cost -- $580,294) -- 101.5%                                                                           626,373

Variation Margin on Financial Futures Contracts** -- 0.0%                                                                    (45)
Liabilities in Excess of Other Assets -- (1.5%)                                                                           (9,454)
                                                                                                                       ---------
Net Assets -- 100.0%                                                                                                    $616,874
                                                                                                                       =========

(a) Prerefunded.
(b) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) FSA Insured.
(g) FNMA Collateralized.
(h) GNMA Collateralized.
(i) Escrowed to Maturity.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1997.
(k) All or portion of security held as collateral in connection with open financial futures contracts.
(l) Non-income producing security.
  * Not Rated.
 ** Financial futures contracts purchased as of August 31, 1997
    were as follows:                              (in Thousands)

                                                         Value
Number of                              Expiration       (Notes
Contracts            Issue                Date          1a & 1b)

   100       Municipal Bond Index     December 1997     $11,781

Total Financial Futures Contracts Purchased
(Total Contract Price -- $11,826)                       $11,781
                                                       ========
  + Highest short-term rating by Moody's Investors Service, Inc.
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.


To simplify the listings of Merrill Lynch California
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

PORTFOLIO ABBREVIATIONS

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997
Assets:              Investments, at value (identified cost -- $580,294,043) (Note 1a)                              $626,372,705
                     Cash                                                                                                 82,178
                     Receivables:
                     Interest                                                                       $10,463,792
                     Securities sold                                                                  9,247,508
                     Beneficial interest sold                                                           422,185       20,133,485
                                                                                                    -----------
                     Prepaid registration fees and other assets (Note 1e)                                                114,190
                                                                                                                    ------------
                     Total assets                                                                                    646,702,558
                                                                                                                    ------------

Liabilities:         Payables:
                     Securities purchased                                                            27,657,449
                     Beneficial interest redeemed                                                       899,044
                     Dividends to shareholders (Note 1f)                                                590,865
                     Investment adviser (Note 2)                                                        296,202
                     Distributor (Note 2)                                                               188,018
                     Variation margin (Note 1b)                                                          45,094       29,676,672
                                                                                                    -----------
                     Accrued expenses and other liabilities                                                              151,514
                                                                                                                    ------------
                     Total liabilities                                                                                29,828,186
                                                                                                                    ------------

Net Assets:          Net assets                                                                                     $616,874,372
                                                                                                                    ============

Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                  $377,984
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 3,181,980
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                    92,284
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 1,568,230
                     Paid-in capital in excess of par                                                                577,532,952
                     Accumulated realized capital losses on investments -- net (Note 5)                              (11,912,626)
                     Unrealized appreciation on investments -- net                                                    46,033,568
                                                                                                                    ------------
                     Net assets                                                                                     $616,874,372
                                                                                                                    ============

Net Asset Value:     Class A -- Based on net assets of $44,652,364 and 3,779,839 shares of
                     beneficial interest outstanding                                                                      $11.81
                                                                                                                    ============
                     Class B -- Based on net assets of $376,018,231 and 31,819,804 shares of
                     beneficial interest outstanding                                                                      $11.82
                                                                                                                    ============
                     Class C -- Based on net assets of $10,903,527 and 922,838 shares of
                     beneficial interest outstanding                                                                      $11.82
                                                                                                                    ============
                     Class D -- Based on net assets of $185,300,250 and 15,682,302 shares of
                     beneficial interest outstanding                                                                      $11.82
                                                                                                                    ============
                     See Notes to Financial Statements.



Statement of Operations
                                                                                             For the Year Ended August 31, 1997
Investment Income    Interest and amortization of premium and discount earned                                       $38,438,745
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                               $3,422,246
                     Account maintenance and distribution fees -- Class B (Note 2)                    2,104,015
                     Transfer agent fees -- Class B (Note 2)                                            159,145
                     Account maintenance fees -- Class D (Note 2)                                       155,124
                     Registration fees (Note 1e)                                                         90,645
                     Professional fees                                                                   69,545
                     Accounting services (Note 2)                                                        64,769
                     Custodian fees                                                                      62,832
                     Account maintenance and distribution fees -- Class C (Note 2)                       54,528
                     Transfer agent fees -- Class D (Note 2)                                             47,820
                     Trustees' fees and expenses                                                         39,267
                     Printing and shareholder reports                                                    25,413
                     Transfer agent fees -- Class A (Note 2)                                             13,348
                     Transfer agent fees -- Class C (Note 2)                                              3,680
                     Pricing fees                                                                         3,663
                                                                                                    -----------
                     Total expenses                                                                                    6,316,040
                                                                                                                    ------------
                     Investment income -- net                                                                         32,122,705
                                                                                                                    ------------

Realized &           Realized gain on investments -- net                                                               7,326,062
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                          10,038,184
Investments -- Net                                                                                                  ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                            $49,486,951
                                                                                                                    ============

                     See Notes to Financial Statements.



Statements of Changes in Net Assets

                                                                                                    For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                       1997           1996
Operations:          Investment income -- net                                                       $32,122,705      $33,842,706
                     Realized gain on investments -- net                                              7,326,062        4,306,220
                     Change in unrealized appreciation on investments -- net                         10,038,184        1,206,892
                                                                                                   ------------     ------------
                     Net increase in net assets resulting from operations                            49,486,951       39,355,818
                                                                                                   ------------     ------------

Dividends to         Investment income -- net:
Shareholders         Class A                                                                         (2,365,153)      (2,457,264)
(Note 1f):           Class B                                                                        (20,956,944)     (27,350,656)
                     Class C                                                                           (442,724)        (287,834)
                     Class D                                                                         (8,357,884)      (3,746,952)
                                                                                                   ------------     ------------
                     Net decrease in net assets resulting from dividends to shareholders            (32,122,705)     (33,842,706)
                                                                                                   ------------     ------------

Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions       (43,754,648)     (29,652,521)
Transactions                                                                                       ------------     ------------
(Note 4):

Net Assets:          Total decrease in net assets                                                   (26,390,402)     (24,139,409)
                     Beginning of year                                                              643,264,774      667,404,183
                                                                                                   ------------     ------------
                     End of year                                                                   $616,874,372     $643,264,774
                                                                                                   ============     ============
                     See Notes to Financial Statements.



Financial Highlights

                                                                                          Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended August 31,

Increase (Decrease) in Net Asset Value:                           1997         1996         1995         1994        1993

Per Share           Net asset value, beginning of year           $11.49       $11.40       $11.32       $12.38       $11.80
Operating                                                      --------     --------     --------     --------     --------
Performance:        Investment income -- net                        .64          .64          .64          .68          .70
                    Realized and unrealized gain (loss) on
                    Investments -- net                              .32          .09          .08         (.78)         .78
                                                               --------     --------     --------     --------     --------
                    Total from investment operations                .96          .73          .72         (.10)        1.48
                                                               --------     --------     --------     --------     --------
                    Less dividends and distributions:
                    Investment income -- net                       (.64)        (.64)        (.64)        (.68)        (.70)
                    Realized gain on investments -- net              --           --           --         (.19)        (.20)
                    In excess of realized gain on
                    investments -- net                               --           --           --         (.09)          --
                                                               --------     --------     --------     --------     --------
                    Total dividends and distributions              (.64)        (.64)        (.64)        (.96)        (.90)
                                                               --------     --------     --------     --------     --------
                    Net asset value, end of year                 $11.81       $11.49       $11.40       $11.32       $12.38
                                                               ========     ========     ========     ========     ========

Total Investment    Based on net asset value per share             8.55%        6.53%        6.75%        (.92%)      13.19%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to Average   Expenses                                        .63%         .65%         .65%         .62%         .63%
Net Assets:                                                    ========     ========     ========     ========     ========
                    Investment income -- net                       5.49%        5.51%        5.83%        5.65%        5.87%
                                                               ========     ========     ========     ========     ========

Supplemental        Net assets, end of year (in thousands)      $44,652      $42,668      $44,228      $60,017      $64,526
Data:                                                          ========     ========     ========     ========     ========
                    Portfolio turnover                            73.60%       53.79%       53.40%       75.66%       61.24%
                                                               ========     ========     ========     ========     ========



                                                                                          Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended August 31,

Increase (Decrease) in Net Asset Value:                           1997         1996         1995         1994         1993

Per Share           Net asset value, beginning of year           $11.49       $11.40       $11.32       $12.38       $11.80
Operating                                                      --------     --------     --------     --------     --------
Performance:        Investment income -- net                        .58          .58          .59          .61          .64
                    Realized and unrealized gain (loss) on
                    Investments -- net                              .33          .09          .08         (.78)         .78
                                                               --------     --------     --------     --------     --------
                    Total from investment operations                .91          .67          .67         (.17)        1.42
                                                               --------     --------     --------     --------     --------
                    Less dividends and distributions:
                    Investment income -- net                       (.58)        (.58)        (.59)        (.61)        (.64)
                    Realized gain on investments -- net              --           --           --         (.19)        (.20)
                    In excess of realized gain on
                    investments -- net                               --           --           --         (.09)          --
                                                               --------     --------     --------     --------     --------
                    Total dividends and distributions              (.58)        (.58)        (.59)        (.89)        (.84)
                                                               --------     --------     --------     --------     --------
                    Net asset value, end of year                 $11.82       $11.49       $11.40       $11.32       $12.38
                                                               ========     ========     ========     ========     ========

Total Investment    Based on net asset value per share             8.09%        5.99%        6.25%       (1.50%)      12.62%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to Average   Expenses                                       1.14%        1.16%        1.16%        1.13%        1.13%
Net Assets:                                                    ========     ========     ========     ========     ========
                    Investment income -- net                       4.98%        5.01%        5.32%        5.15%        5.38%
                                                               ========     ========     ========     ========     ========

Supplemental        Net assets, end of year (in thousands)     $376,018     $480,668     $616,199     $726,888     $821,220
Data:                                                          ========     ========     ========     ========     ========
                    Portfolio turnover                            73.60%       53.79%       53.40%       75.66%       61.24%
                                                               ========     ========     ========     ========     ========
                  * Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.





                                                                      Class C                                Class D
                                                                                 For the                                For the
                                                                                 Period                                 Period
                                                                                 Oct. 21,                               Oct. 21,
The following per share data and ratios have been derived   For the Year Ended   1994+ to        For the Year Ended     1994+ to
from information provided in the financial statements.          August 31,       Aug. 31,             August 31,        Aug. 31,

Increase (Decrease) in Net Asset Value:                      1997       1996       1995           1997         1996       1995

Per Share          Net asset value, beginning of period     $11.49     $11.40     $10.94         $11.49       $11.40     $10.94
Operating                                                  -------    -------    -------       --------     --------    -------
Performance:       Investment income -- net                    .57        .57        .49            .63          .63        .54
                   Realized and unrealized gain on
                   investments -- net                          .33        .09        .46            .33          .09        .46
                                                           -------    -------    -------       --------     --------    -------
                   Total from investment operations            .90        .66        .95            .96          .72       1.00
                                                           -------    -------    -------       --------     --------    -------
                   Less dividends from investment
                   income -- net                              (.57)      (.57)      (.49)          (.63)        (.63)      (.54)
                                                           -------    -------    -------       --------     --------    -------
                   Net asset value, end of period           $11.82     $11.49     $11.40         $11.82       $11.49     $11.40
                                                           =======    =======    =======       ========     ========    =======

Total Investment   Based on net asset value per share         7.98%      5.88%      8.91%++++      8.53%        6.43%      9.39%++++
Return:**                                                  =======    =======    =======       ========     ========    =======

Ratios to Average  Expenses                                   1.24%      1.26%      1.27%*          .73%         .75%       .76%*
Net Assets:                                                =======    =======    =======       ========     ========    =======
                   Investment income -- net                   4.87%      4.91%      5.04%*         5.39%        5.42%      5.59%*
                                                           =======    =======    =======       ========     ========    =======

Supplemental       Net assets, end of period
Data:              (in thousands)                          $10,904     $8,112     $3,131       $185,300     $111,817     $3,846
                                                           =======    =======    =======       ========     ========    =======
                   Portfolio turnover                        73.60%     53.79%     53.40%         73.60%       53.79%     53.40%
                                                           =======    =======    =======       ========     ========    =======
                 * Annualized.
                ** Total investment returns exclude the effects of sales loads.
                 + Commencement of Operations.
              ++++ Aggregate total investment return.

                   See Notes to Financial Statements.



Merrill Lynch California Municipal Bond Fund           August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Municipal Bond Fund (the "Fund") is part of
Merrill Lynch California Municipal Series Trust (the "Trust"). The
Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM
System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company
Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account        Distribution
            Maintenance Fee        Fee

Class B          0.25%            0.25%
Class C          0.25%            0.35%
Class D          0.10%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &
Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                  MLFD       MLPF&S

Class A          $1,003     $10,677
Class D          $4,949     $45,618

For the year ended August 31, 1997, MLPF&S received contingent deferred sales charges of $367,638 and $5,077 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $446,440,270 and $466,703,274, respectively.

Net realized and unrealized gains (losses) as of August 31, 1997 were as follows:

                                      Realized     Unrealized
                                       Gains          Gains
                                      (Losses)       (Losses)

Long-term investments                $9,399,671    $46,078,662
Short-term investments                   (3,046)            --
Financial futures contracts          (2,070,563)       (45,094)
                                     ----------    -----------
Total                                $7,326,062    $46,033,568
                                     ==========    ===========

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $45,973,320, of which $48,037,058 related to appreciated securities and $2,063,738 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $580,399,385.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $43,754,648 and $29,652,521 for the years ended
August 31, 1997 and August 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                          784,082       $9,128,183
Shares issued to shareholders
in reinvestment of dividends          90,013        1,049,006
                                  ----------    -------------
Total issued                         874,095       10,177,189
Shares redeemed                     (807,960)      (9,396,731)
                                  ----------    -------------
Net increase                          66,135         $780,458
                                 ===========    =============

Class A Shares for the Year                          Dollar
Ended August 31, 1996                Shares          Amount

Shares sold                          343,484       $3,993,921
Shares issued to shareholders
in reinvestment of dividends          91,475        1,056,965
                                  ----------    -------------
Total issued                         434,959        5,050,886
Shares redeemed                     (602,254)      (6,955,693)
                                  ----------    -------------
Net decrease                        (167,295)     $(1,904,807)
                                 ===========    =============

Class B Shares for the Year                          Dollar
Ended August 31, 1997                Shares          Amount

Shares sold                        3,032,901      $35,356,868
Shares issued to shareholders
in reinvestment of dividends         801,637        9,343,192
                                  ----------    -------------
Total issued                       3,834,538       44,700,060
Automatic conversion
of shares                         (6,809,790)     (79,213,998)
Shares redeemed                   (7,027,468)     (81,817,493)
                                  ----------    -------------
Net decrease                     (10,002,720)   $(116,331,431)
                                 ===========    =============

Class B Shares for the Year                          Dollar
Ended August 31, 1996                Shares          Amount

Shares sold                        3,684,831      $42,602,905
Shares issued to shareholders
in reinvestment of dividends       1,050,882       12,150,317
                                  ----------    -------------
Total issued                       4,735,713       54,753,222
Automatic conversion
of shares                         (9,424,309)    (109,009,248)
Shares redeemed                   (7,544,434)     (87,132,865)
                                  ----------    -------------
Net decrease                     (12,233,030)   $(141,388,891)
                                 ===========    =============

Class C Shares for the Year                          Dollar
Ended August 31, 1997                 Shares         Amount

Shares sold                          528,637       $6,169,836
Shares issued to shareholders
in reinvestment of dividends          21,632          252,331
                                  ----------    -------------
Total issued                         550,269        6,422,167
Shares redeemed                     (333,381)      (3,882,185)
                                  ----------    -------------
Net increase                         216,888       $2,539,982
                                 ===========    =============

Class C Shares for the Year                          Dollar
Ended August 31, 1996                 Shares         Amount

Shares sold                          544,866       $6,303,679
Shares issued to shareholders
in reinvestment of dividends          12,095          139,565
                                  ----------    -------------
Total issued                         556,961        6,443,244
Shares redeemed                     (125,720)      (1,452,025)
                                  ----------    -------------
Net increase                         431,241       $4,991,219
                                 ===========    =============

Class D Shares for the Year                           Dollar
Ended August 31, 1997                Shares           Amount

Shares sold                          788,405       $9,195,140
Automatic conversion of shares     6,809,790       79,213,998
Shares issued to shareholders
in reinvestment of dividends         310,139        3,617,224
                                  ----------    -------------
Total issued                       7,908,334       92,026,362
Shares redeemed                   (1,956,003)     (22,770,019)
                                  ----------    -------------
Net increase                       5,952,331      $69,256,343
                                 ===========    =============

Class D Shares for the Year                           Dollar
Ended August 31, 1996                Shares           Amount

Shares sold                          623,197       $7,211,474
Automatic conversion
of shares                          9,424,309      109,009,248
Shares issued to shareholders
in reinvestment of dividends         142,594        1,645,562
                                  ----------    -------------
Total issued                      10,190,100      117,866,284
Shares redeemed                     (797,598)      (9,216,326)
                                  ----------    -------------
Net increase                       9,392,502     $108,649,958
                                 ===========    =============

5. Capital Loss Carryforward:
At August 31, 1997, the Fund had a net capital loss carryforward of approximately $9,723,000, of which $2,578,000 expires in 2003 and $7,145,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch California Municipal Bond Fund of Merrill Lynch
California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California
Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Municipal Bond Fund of Merrill Lynch
California Municipal Series Trust as of August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 8, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Municipal Bond Fund during its taxable year ended August 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.


